Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of March 30, 2022, is among CRESCENT ENERGY FINANCE LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021 and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Second Amendment refer to sections, exhibits and schedules of the Credit Agreement. In addition, as used in this Second Amendment, each of the following terms shall have the meaning set forth below:

“Javelin VentureCo” means Javelin VentureCo, LLC, a Delaware limited liability company.

“Uinta Acquisition” means the acquisition by the Borrower or any of the Restricted Subsidiaries of, directly or indirectly, 100% of the issued and outstanding Stock of Javelin Uinta pursuant to the terms of the Uinta Acquisition Agreement.

“Uinta Acquisition Agreement” means that certain Membership Interest Purchase Agreement, dated as of February 15, 2022, between Verdun Oil Company II LLC, as seller, Javelin VentureCo, as purchaser and Crescent Energy Opco LLC, as guarantor, as amended, amended and restated, supplemented or otherwise modified.

“Javelin Uinta” means Javelin Uinta, LLC, a Texas limited liability company.

Section 2. Increase of Elected Commitments.

2.1 Increase. The Borrower has informed the Lenders that it desires to increase the Aggregate Elected Commitments on the Second Amendment Effective Date (as defined below) to an amount equal to $1,300,000,000 (the “Elected Commitment Amount Increase”). Subject to the conditions precedent contained in Section 4, each of the Lenders party hereto hereby agrees to increase its Elected Commitment Amount on the Second Amendment Effective Date (the “Increasing Lenders”) such that, after giving effect to Section 2.2 below, each Lender’s Elected Commitment Amount on the Second Amendment Effective Date shall be the Elected Commitment Amount specified for such Lender on Schedule 1.1(a) attached to this Second Amendment (the “Amended Schedule 1.1(a)”). This Second Amendment shall constitute an Incremental Agreement with respect to the increase of the Elected Commitment Amounts set forth in this Section 2.1.

2.2 Assignment and Reallocation of Commitments and Loans. Effective as of the Second Amendment Effective Date, immediately after giving effect to Section 2.1 above, each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date (each, an “Existing Lender” and together, the “Existing Lenders”) has, in consultation with the Borrower, agreed to, and, for an agreed consideration, does hereby reallocate its respective Maximum Credit Amount, Commitment, Loans and L/C Participations, including to allow Credit Suisse AG, New York Branch (the “New Lender”) to become a party to the Credit Agreement as a Lender by acquiring an interest in the Aggregate Maximum Credit Amount and total Commitments (the “Assignment and Reallocation”). On the Second Amendment Effective Date, and after giving effect to the Assignment and Reallocation, (a) the Maximum Credit Amount and Commitment of each Lender (including the New Lender) shall be as set forth on Amended Schedule 1.1(a), which amends and restates Schedule 1.1(a) to the Credit Agreement in its entirety and (b) the New Lender shall become a party to the Credit Agreement, as amended by this Second Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Second Amendment, and the other Credit Documents. Each of the Administrative Agent, each Existing Lender, each Letter of Credit Issuer and the Borrower hereby consents and agrees to the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Maximum Credit Amount, Commitment, Loans and L/C Participations, and each Lender (including the New Lender) shall be deemed to have acquired its Maximum Credit Amount, Commitment, Loans and L/C Participations allocated to it from each Existing Lender pursuant to the terms and conditions of the Assignment and Acceptance attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), including Annex 1 to the Assignment Agreement (the “Standard Terms and Conditions”) and the Credit Agreement, as if each Existing Lender and the New Lender had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Second Amendment Effective Date as defined herein. Such Assignment and Reallocation shall be without recourse to each Existing Lender and, except as expressly provided in the Assignment Agreement, without representation or warranty by such Existing Lender. On the Second Amendment Effective Date, (i) the

Administrative Agent shall take the actions specified in Section 13.6(c)(v), including recording the Assignment and Reallocation described herein in the Register, and (ii) the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 13.6(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Assignment and Reallocation pursuant to this Section 4.3 as if set forth herein in full..

Section 3. Amendments to the Credit Agreement on the Second Amendment Effective Date. Subject to the conditions precedent contained in Section 4 hereof, , the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 3.

3.1 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Second Amendment Effective Date is $1,300,000,000.

“Agreement” shall mean this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.

(b) Each of the following definitions is hereby added where alphabetically appropriate to read as follows:

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement, dated as of March 30, 2022, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

3.2 Amendment to Section 5.2. Section 5.2 is hereby amended by adding the following new clause as clause (g) to Section 5.2:

(g) Prepayment of Loans with Proceeds of Permitted Junior Lien Debt and/or Permitted Additional Debt. If, during the period commencing on the Second Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2022 Scheduled Redetermination, the Borrower or its Restricted Subsidiaries issues or incurs any Permitted Junior Lien Debt and/or Permitted Additional Debt, then Borrower shall prepay the Loans (with no resulting reduction in the Borrowing Base) in an aggregate amount equal to the lesser of (x) the net cash proceeds of such Permitted Junior Lien Debt and/or Permitted Additional Debt and (y) $300,000,000 (it being understood that the Borrower shall be under no obligation hereunder to issue or incur any such Permitted Junior Lien Debt and/or Permitted Additional Debt). Such prepayment shall be due on or before the date that is two Business Days after the date on which Borrower receives the net cash proceeds of such Indebtedness. For the avoidance of doubt, the provisions of this Section 5.2(g) shall cease to apply after the Borrower has made one or more prepayments under this Section 5.2(g) in an aggregate amount equal to $300,000,000.

Section 4. Conditions Precedent to Second Amendment Effective Date. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”) when each of the following conditions is satisfied:

4.1 Amendment. The Administrative Agent shall have received from (i) Lenders which constitute at least each of the Increasing Lenders and each Letter of Credit Issuer and (ii) each Obligor counterparts of this Second Amendment signed on behalf of such Persons.

4.2 Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3 Uinta Acquisition Closing. The Uinta Acquisition shall have been prior to or, substantially concurrently with the Second Amendment Effective Date, consummated in all material respects in accordance with the terms of the Uinta Acquisition Agreement, without giving effect to any modifications, amendments or express waivers or consents by the Borrower (or its Affiliates) thereto that are materially adverse to the Increasing Lenders in their capacities as such without the consent of the Increasing Lenders having (or whose Affiliates have) a majority in aggregate principal amount of the Elected Commitment Amount Increase (the “Majority Increasing Lenders”) (not to be unreasonably withheld, conditioned or delayed) (it being understood and agreed that (a) any change to the definition of Material Adverse Effect (as defined in the Uinta Acquisition Agreement) shall be deemed materially adverse to the Increasing Lenders and (b) any modification, amendment or express waiver or consent by the Borrower (or its Affiliates) that results in either an increase of 10% or less in the purchase price or a reduction in the purchase price shall be deemed to not be materially adverse to the Increasing Lenders; provided that an increase in the purchase price in excess of the foregoing percentage shall not be deemed to be materially adverse to the Increasing Lenders to the extent that such excess is funded with cash equity contributions to or on behalf of the Borrower (with all contributions to the Borrower to be in the form of common equity or “qualified preferred” equity reasonably acceptable to the Increasing Lenders); provided, further, that the Majority Increasing Lenders shall be deemed to have consented to such amendment, waiver or consent unless they shall object thereto within two (2) Business Days (as defined in the Uinta Acquisition Agreement) after written notice of such proposed amendment, waiver or consent is delivered to the Increasing Lenders.

4.4 Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate State agencies (or other customary evidence) with respect to the existence, qualification and good standing (as applicable in each such jurisdiction) of the Obligors in each jurisdiction where such Obligors are organized.

4.5 Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3(a) (provided that, with the consent of the Administrative Agent, such Notice of Borrowing may be delivered on less than three Business Days’ notice).

4.6 Legal Opinions. The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, New York counsel to the Borrower, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

4.7 Solvency Certificate. The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower substantially in the form of Exhibit M to the Credit Agreement, dated as of the Second Amendment Effective Date after giving effect to the Acquisition, the payment of fees and expenses in connection herewith and therewith, and any Borrowings on the Second Amendment Effective Date.

4.8 Representations and Warranties.

(a) The representations and warranties made by Verdun Oil Company II LLC with respect to Javelin Uinta and its businesses in the Uinta Acquisition Agreement as are material to the interests of the Increasing Lenders, but only to the extent that the Borrower (or one of its Affiliates) have the right (taking into account any applicable cure provisions) to terminate its obligations under the Uinta Acquisition Agreement pursuant to Section 11.1(d) of the Uinta Acquisition Agreement (or otherwise decline to consummate the Uinta Acquisition pursuant to Section 8.2(a) of the Uinta Acquisition Agreement without any liability) as a result of a breach of any such representations and warranties in the Uinta Acquisition Agreement, shall be true and correct in all material respects; provided that any representation or warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein).

(b) Each of the representations and warranties set forth in (i) Sections 8.1 (solely with respect to the Borrower), 8.2 and 8.3 of the Credit Agreement (in the case of each of Sections 8.2 and 8.3 of the Credit Agreement, to the extent such representations and warranties are related to the entry into and performance of this Second Amendment, the incurrence of the Loans and the provision of the Guarantees, in each case with respect to the Elected Commitment Amount Increase), and (ii) Sections 8.5 and 8.7 of the Credit Agreement, (iii) Sections 3.1 and 3.2 of the Security Agreement and (iv) Section 5 of the Pledge Agreement shall be true and correct in all material respects; provided that any representation or warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein).

4.9 Debt Payoff. The Administrative Agent shall have received, or concurrently with the Second Amendment Effective Date shall receive, evidence that all debt for borrowed money of Javelin Uinta shall have been paid in full, all commitments to lend terminated and all liens securing such debt for borrowed money encumbering any of their assets shall have been released together with duly executed recordable releases and terminations with respect to any and all such liens. The Administrative Agent acknowledges and agrees that as of the date of this Second Amendment the condition set forth in this Section 4.9 is satisfied.

4.10 KYC. The Administrative Agent and Lenders shall have received, at least three (3) Business Days prior to the Second Amendment Effective Date, to the extent requested in writing at least ten (10) Business Days prior to the Second Amendment Effective Date, all documentation and other information about the Borrower and the Guarantors that is reasonably requested by the Administrative Agent and the Lenders party hereto or required by regulatory authorities in order for the Administrative Agent or any Lender party hereto to comply with requirements of any applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and regulations pertaining to beneficial ownership of legal entity customers.

4.11 No Default. As of February 15, 2022, no Event of Default has occurred and is continuing.

The Administrative Agent is hereby authorized and directed to declare the Second Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the Second Amendment Effective Date.

5.2 Ratification and Affirmation. The Borrower hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment.

5.3 Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.

5.4 No Oral Agreement. This Second Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

5.5 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Severability. Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.7 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.8 Credit Document. This Second Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC

	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Vice President

GUARANTORS:	INDEPENDENCE ENERGY HOLDING LLC
INDEPENDENCE MINERALS HOLDINGS LLC
IE BUFFALO MINERALS LLC

	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P.

By: Independence Upstream Holdings GP LLC

	By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

COLT ADMIRAL A HOLDING L.P.
TITAN ENERGY HOLDINGS L.P.

By: Colt Admiral A Holding GP LLC

	By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

INDEPENDENCE UPSTREAM HOLDINGS GP LLC

COLT ADMIRAL A HOLDING GP LLC

BRIDGE ENERGY LLC

BRIDGE ENERGY HOLDINGS LLC

JAVELIN OIL & GAS, LLC

SPRINGFIELD GS HOLDINGS LLC

JAVELIN EFA GP LLC

JAVELIN PALO VERDE GP LLC

JAVELIN MARKETING, LLC

JAVELIN EF GP LLC

CMP LEGACY CO. LLC

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

JAVELIN EFA HOLDINGS LLC
VENADO PARTNERS, LLC
VENADO OG, LLC

By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF L.P.

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

JAVELIN PALO VERDE LP

By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P NEWARK C-I HOLDING L.P.

By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE UPSTREAM L.P.

By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

INDEPENDENCE UPSTREAM GP LLC

By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

RENEE HOLDING GP LLC

EIGF MINERALS GP LLC

INDEPENDENCE MINERALS GP LLC

IE BUFFALO HOLDINGS LLC

VINE ROYALTY GP LLC

RENEE C-I HOLDING AGENT CORP.

RENEE ACQUISITION LLC

KNR RENEE AGENT CORP

KNR RESOURCE INVESTORS GP LLC

KNR RESOURCE HOLDINGS GP I LLC

NEWARK ACQUISITION GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK HOLDING AGENT CORP.

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Chief Executive Officer

EIGF MINERALS L.P.

By: EIGF Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, LP

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

VINE ROYALTY L.P.

By: Vine Royalty GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

KNR RESOURCE INVESTORS L.P.

By: KNR Resource Investors GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

RENEE C-I HOLDING L.P.

By: Renee Holding GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE HOLDINGS I L.P.

By: KNR Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK ACQUISITION I L.P.

By: Newark Acquisition GP I LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

CONTANGO RESOURCES, LLC CONTANGO ALTA INVESTMENTS, LLC CONTANGO MIDSTREAM COMPANY, LLC CONTARO COMPANY, LLC IE L MERGER SUB LLC CONTANGO AGENTCO ONSHORE, INC.

By:	/s/ Clay Rynd
Name: Clay Rynd
Title: Senior Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

JAVELIN VENTURECO LLC

By:	/s/ Ernesto W. Alegria
Name: Ernesto W. Alegria
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender

	By:	/s/ Jay Buckman
Name: Jay Buckman
Title: Director

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Ajay Prakash
Name: Ajay Prakash
Title: Director

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Thomas Kleiderer
Name: Thomas Kleiderer
Title: Managing Director

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ George McKean
Name: George McKean
Title: Senior Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	MIZUHO BANK LTD., as a Lender

	By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	TRUST BANK, as a Lender

	By:	/s/ James Giordano
Name: James Giordano
Title: Managing Director

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

	By:	/s/ Tim Kök
Name: Tim Kök
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

LENDER:	CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

	By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

	By:	/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT (CRESCENT ENERGY FINANCE)

Schedule 1.1(a)

[Reserved]

EXHIBIT A